Exhibit 10.5

FORM OF

NON-DISCLOSURE AND NON-COMPETE AGREEMENT

NON-DISCLOSURE AND NON-COMPETE AGREEMENT, dated as of March ___, 2023 (this “Agreement”), by and among Flywheel Advanced Technology, Inc., a Nevada corporation, (the “Company”), QBS System Limited, a limited company incorporated under the laws of Hong Kong with a company number of 1587852 (the “Seller”), and __________ (the “Executive”).

WHEREAS, the Company, the Seller and QBS Flywheel Limited, a company incorporated in Australia with a company number: 121831472, the sole shareholder of the Seller, entered into a Share Exchange Agreement on December 15, 2022 (the “Share Exchange Agreement”); and

WHEREAS, as a condition to closing the transactions contemplated by the Share Exchange Agreement, the parties hereto agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations and warranties set forth herein, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Non-Competition.

a For a period of three (3) years after the date hereof (the “Restricted Period”), the Executive shall not (i) engage, directly or indirectly, individually or through another entity, in any business in the Hong Kong Special Administrative Region of the People’s Republic of China and the People’s Republic of China that produces or supplies products or services of the kind produced or supplied by the Company or the Seller as of the date hereof or that competes, either directly or indirectly, with the Company or the Seller in any market in which they are operating as of the date hereof or at any time during the Restricted Period; and (ii) without the prior written consent of the Company, directly or indirectly, own an interest in, manage, operate, join, control, lend money or render financial or other assistance to or participate in or be connected with, as an officer, employee, partner, stockholder, member, consultant or otherwise, any means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act (a “Person”) that competes with the Company or the Seller in producing or supplying products or services of the kind produced or supplied by the Company or the Seller as of the date hereof or at any time during the Restricted Period. For purposes of this Section 1(a), (i) the ownership of securities having no more than one percent (1%) of the outstanding voting power of any competitor which are listed on any national securities exchange shall not be deemed to be in violation of this Section 1(a) as long as the Person owning such securities has no other connection or relationship with such competitor, and (ii) the ownership of the securities listed on Schedule 1 attached hereto shall not be deemed in violation of this Section 1(a).

b As a separate and independent covenant, the Executive agrees with Company and the Seller that, for a period of three (3) years following the date hereof, the Executive will not in any way, directly or indirectly, for the purpose of conducting or engaging in any business that produces or supplies products or services of the kind produced or supplied by the Seller as of the date hereof, call upon, solicit, advise or otherwise do, or attempt to do, business with any customers of the Seller with whom the Seller had any dealings during the period of time prior to December 15, 2022 or take away or interfere or attempt to interfere with any custom, trade, business or patronage of the Seller or interfere with or attempt to interfere with any officers, employees, representatives or agents of the Seller or the Company or induce or attempt to induce any of them to leave the employ of the Seller or the Company or violate the terms of their contracts, or any employment arrangements, with the Seller or the Company.

c The Restricted Period shall be extended by the length of any period during which the Executive is in breach of the terms of this Section 1.

d The Executive acknowledges that the covenants of the Executive set forth in this Agreement are an essential element of this Agreement and that, but for the agreement of the Executive to comply with these covenants, the Company would not have entered into the Share Exchange Agreement.

2. Non-Solicitation of Business. The Executive will not, during the Restricted Period, solicit, directly or indirectly, any business (other than for the Company and the Seller) from any person or entity or provide advice or services to any person or entity which directly or indirectly competes with the Company or the Seller.

3. Non-Solicitation and Independent Contractors. The Executive will not, during the Restricted Period, directly or indirectly, individually or through another entity or affiliate, (i) induce or attempt to induce any employee, consultant or independent contractor of the Company or the Seller, in each case prior to the date hereof or during the Restricted Period, to leave the employ or consulting or contracting relationship with, or in any way interfere with the relationship between the Company and the Seller and any employee, consultant or independent contractor thereof, (ii) solicit for employment or as a consultant or an independent contractor any person who was an employee, consultant or independent contractor of the Company or the Seller, in each case prior to date hereof at any time during the Restricted Period, except pursuant to a general solicitation that is not directed specifically to any such employee, consultant or independent contractor; provided that nothing herein prevents the Executive or any of thier respective Affiliates from hiring any person whose employment or engagement has been terminated by the Company or the Seller after one-hundred and eighty (180) days from the date of termination of employment or engagement, any employee, consultant or independent contractor whose employment or engagement has been terminated by such employee, consultant or independent contractor, or (iii) induce or attempt to induce any customer, supplier, distributor or other business relation of the Seller or the Company to cease doing business with the Seller or the Company or in any way interfere with the relationship between any such customer, supplier, distributor or other business relation and the Seller and the Company.

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4. Confidentiality. For a period of three (3) years from the date hereof, the Executive shall, and shall cause their respective Affiliates to, hold, and shall use its reasonable best efforts to cause its or their representatives to, hold in confidence any and all non-public or otherwise confidential information, whether written or oral, concerning the Company and the Seller, and the Seller’s business and business operations. In the event that Executive or any such agent, representative, Affiliate, employee, officer or director becomes legally compelled to disclose any such confidential information, the Executive shall provide notice to the Company and the Seller in writing and consult with the Company regarding the disclosure of such information and use its commercially reasonable efforts to obtain any appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. In the event that such protective order or other remedy is not obtained, or the Company or the Seller waives compliance with this Section 4, the Executive shall furnish only that portion of such confidential information which is legally required to be provided and exercise its reasonable best efforts to obtain assurances that confidential treatment will be accorded such information. The Executive shall promptly furnish (prior to, at, or as soon as practicable following, the date hereof) to the Company and the Seller any and all copies (in whatever form or medium) of all such confidential information then in the possession of the Executive or any of their respective agents, representatives, Affiliates, employees, officers or directors, destroy any and all additional copies then in the possession of the Executive or any of their respective agents, representatives, Affiliates, employees, officers or directors of such information and of any analyses, compilations, studies or other documents prepared, in whole or in part, on the basis thereof; provided, however, that this Section 4 shall not apply to any information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by the Executive, or any of their respective agents, representatives, Affiliates, employees, officers or directors; and provided, further, that, with respect to any intellectual property of the Seller or the Company, specific information shall not be deemed to be within the foregoing exception merely because it is embraced in general disclosures in the public domain. In addition, with respect to such intellectual property, any combination of features shall not be deemed to be within the foregoing exception merely because the individual features are in the public domain unless the combination itself and its principle of operation are in the public domain.

5. No Conflict. The Executive represents and warrants to the Company and the Seller that they are not a party to or bound by any agreement, understanding or arrangement with any other person or entity or any other agreement which would prevent or limit their ability to enter into this Agreement or perform their obligations hereunder.

6. Enforcement. The parties hereto expressly agree that any and all disputes arising out of, or in connection with, this Agreement will be resolved only in accordance with the dispute resolution provisions of the Share Exchange Agreement, including Section 10.10 (Specific Performance) and Section 10.12 (Waiver of Jury Trial), which are incorporated herein by reference and shall apply to the terms of this Agreement and the parties hereto mutatis mutandis.

7. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any applicable law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

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8. Assignment. This Agreement and the rights and obligations hereunder may not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such party) and any such assignment or attempted assignment without such consent shall be null and void; provided, however, that the Company may assign this Agreement or any of its rights and obligations hereunder to one or more Affiliates of the Company without the consent of the Seller or the Executive.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the conflicts of laws rules thereof.

10. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10):

a	if to the Executive:

Email:

Attention:

with a copy to:

b	if to the Company or the Seller:

Flywheel Advanced Technology, Inc.,

123 West Nye Lane, Suite 455

Carson City, NV 89706

Attention:

with a copy to:

The Crone Law Group P.C.

1 East Liberty, Suite 600,

Reno, NV 89501

Email:

Attention:

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11. Interpretation and Rules of Construction. Except to the extent otherwise provided or that the context otherwise requires, the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section or Schedule, such reference is to a Section of, or a Schedule to, this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Share Exchange Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document delivered or made available pursuant hereto, unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. References to a Person are also to its successors and permitted assigns.

12. Entire Agreement. This Agreement and Share Exchange Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof.

13. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the parties hereto that expressly references the Section of this Agreement to be amended; or (b) by a waiver in accordance with Section 14.

14. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered by any other party pursuant hereto, or (c) waive compliance with any of the agreements of any other party or conditions to such party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

15. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

16. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or portable document format (“.pdf”)) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EXECUTIVE

By:
Name:
Title:

FLYWHEEL ADVANCED TECHNOLOGY, INC.

By:
Name:
Title:

QBS SYSTEM LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO NON-DISCLOSURE AND NON-COMPETE AGREEMENT]